SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 12, 2002

R-B Rubber Products, Inc.

(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0967413 (I.R.S. Employer Identification No.)

904 East 10th Avenue, McMinnville, Oregon 97128

(Address of principal executive offices)                          (ZIP Code)

Registrant’s telephone number, including area code (503) 472-4691

NOT APPLICABLE

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 10, 2002 R-B Rubber Products, Inc. (the “Company”) dismissed Arthur Andersen LLP (“Andersen”) as its independent auditors. This action was approved by the Company’s Board of Directors and Audit Committee on July 10, 2002 based in part on the determination that Andersen would be unable to render a timely audit report with respect to the Company’s financial statements as of and for the fiscal year ended April 30, 2002. Previously, on June 20, 2002 the Board of Directors had directed the Audit Committee to determine whether Andersen could continue to serve as the Company’s certifying accountants in light of recent and continuing developments relating to Andersen’s June 15, 2002 conviction on charges of obstruction of justice. The Board of Directors and the Audit Committee determined on July 3, 2002 that Andersen would be unable to render an audit report based upon recent news of the events surrounding Andersen’s conviction for obstruction of justice, and on the Securities and Exchange Commission’s June 15, 2002 press release stating that Andersen would, on or before August 31, 2002, cease certifying financial statements to be included in reports filed under the Securities Act and the Securities Exchange Act.

The audit reports of Andersen on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended April 30, 2001 and 2000 did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. During the two years ended April 30, 2001 and 2000, and the subsequent interim period through July 10, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

On July 10, 2002 the Company engaged KPMG LLP (“KPMG”) as its new independent auditors. The decision to change accounting firms was approved by the Company’s Board of Directors and the Audit Committee of the Board of Directors on July 10, 2002. During the fiscal years ended April 30, 2002 and 2001, and the subsequent interim period through the date of this report, the Company did not consult with KPMG regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

The Company has provided Andersen with a copy of the foregoing disclosures and has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter will be filed as Exhibit 16.1 to this Current Report on Form 8–K by amendment hereto promptly upon receipt thereof.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description

16.1	Arthur Andersen LLP letter (to be filed by subsequent amendment upon receipt by the Company)
99.1	Press Release of the Company dated June 26, 2002, incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on June 26, 2002
99.2	Press release of the Company dated July 12, 2002

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

R-B RUBBER PRODUCTS, INC.

DATE: July 12, 2002	BY:	/s/ Paul M. Gilson
Paul M. Gilson
Executive Vice President and General Manager

EXHIBIT INDEX

Exhibit No.	Description

16.1	Arthur Andersen LLP letter (to be filed by subsequent amendment promptly upon receipt by the Company)
99.1	Press Release of the Company dated June 26, 2002, incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on June 26, 2002
99.2	Press release of the Company dated July 12, 2002